UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2018

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 8, 2018. For more information on the following proposals, see the Company’s proxy statement dated March 29, 2018. At the Company’s Annual Meeting, the following proposals were adopted by the votes specified below:

(a) The following eleven (11) directors were elected to serve until our 2019 Annual Meeting of Shareholders and received the number of votes listed opposite each of their names below:

	Number of Shares	Number of Shares	Number of Shares	Broker Non-Votes
	Voted For	Voted Against	Abstained
James C. Foster	39,761,241	1,397,969	322,119	2,313,982
Robert J. Bertolini	41,326,276	139,147	15,906	2,313,982
Stephen D. Chubb	40,546,667	919,770	14,892	2,313,982
Deborah T. Kochevar	40,763,577	703,538	14,214	2,313,982
Martin W. MacKay	41,350,551	115,235	15,543	2,313,982
Jean-Paul Mangeolle	41,274,380	192,738	14,211	2,313,982
George E. Massaro	40,639,756	826,089	15,484	2,313,982
George M. Milne, Jr.	35,277,811	6,146,118	57,400	2,313,982
C. Richard Reese	40,917,952	548,164	15,213	2,313,982
Craig B. Thompson	40,848,845	618,573	13,911	2,313,982
Richard F. Wallman	40,300,829	1,165,257	15,243	2,313,982

(b) The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
39,878,272	1,545,723	57,334	2,313,982

(c) The shareholders approved the 2018 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
37,145,235	4,278,391	57,703	2,313,982

(d) The shareholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal 2018.

For	Against	Abstain	Broker Non-Votes
43,061,661	716,460	17,190	0

Computershare Trust Company, N.A., our transfer agent, acted as independent proxy tabulator and Inspector of Election at the Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

May 14, 2018	By:	Matthew L. Daniel

Name: Matthew L. Daniel
Title: Corporate Senior Vice President, Legal Compliance, Deputy General Counsel and Assistant Secretary